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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 19, 1998 included in this Form S-4 Registration Statement of Renters Choice, Inc., Rent-A-Center, Inc. and ColorTyme, Inc. and to all references to our Firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP

Los Angeles, California
October 13, 1998